Exhibit 10.3

Execution Version

GUARANTEE AGREEMENT

This GUARANTEE AGREEMENT (this “Guarantee”), dated as of December 1, 2022, by and among the Loan Parties identified on the signature pages hereof and TRUIST BANK, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”).

W I T N E S S E T H :

WHEREAS, EVERTEC, Inc., a Puerto Rico corporation (“Parent”), EVERTEC Group, LLC, a Puerto Rico limited liability company (the “Borrower”), the Lenders and other Persons party thereto from time to time, Truist Bank, as Agent for the Lenders, Swingline Lender and L/C Issuer, have entered into a Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to, and the L/C Issuers to issue certain Letters of Credit for the account of, the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Secured Parties; and

WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower, and accordingly desires to execute this Guarantee in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to, and the L/C Issuers to issue Letters of Credit for the account of, the Borrower.

NOW, THEREFORE, in consideration of the premises, covenants and mutual agreements set forth herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.          DEFINITIONS.

Terms defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement, unless otherwise defined herein.  Sections 1.02 through 1.11 (inclusive) of the Credit Agreement shall apply herein.  References to this “Guarantee” shall mean this Guarantee, including all amendments, restatements, modifications and supplements hereto and any annexes, exhibits and schedules hereto or to any of the foregoing, and shall refer to this Guarantee as the same may be in effect at the time such reference becomes operative.  The following terms shall have the following meanings:

“Guaranteed Obligations” has the meaning assigned to such term in Section 2.

“Guarantors” means (i) with respect to the Guaranteed Obligations of the Borrower, each other Loan Party and (ii) with respect to the Guaranteed Obligations of each Loan Party other than the Borrower, the Borrower.

“Specified Loan Party” has the meaning assigned to such term in Section 3.

2.          THE GUARANTEE.

(a)          Guarantee of Guaranteed Obligations.  To the extent permitted by applicable Law, each Guarantor unconditionally guarantees, jointly and severally (solidariamente) with the other Guarantors, the due and punctual payment and performance of the Secured Obligations (subject to the provisions in this sentence, the “Guaranteed Obligations”); provided that the Guaranteed Obligations of such Guarantor shall exclude any Excluded Swap Obligations.  Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation.  Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Guarantor of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for non-payment.

(b)          Guarantee of Payment.  Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agent or any other Secured Party in favor of any Loan Party or any other person, or any other asset of any Loan Party.

(c)          Furthermore, Evertec México Servicios de Procesamiento, S.A.de C.V. (the “Mexican Guarantor”), as Guarantor hereby expressly and irrevocably waives, to the extent permitted by applicable law, the benefits of orden, excusión and división contemplated by Articles 2814, 2815, 2816, 2817, 2818, 2820, 2821, 2822, 2823, 2839 and 2840 of the Federal Civil Code of Mexico (Código Civil Federal) and the corresponding articles in the Civil Codes of the States of Mexico, which are not reproduced herein since the Mexican Guarantor hereby expressly acknowledges that it knows the contents of each such legal provisions. In addition to the above, the Mexican Guarantor agrees that the Agent or any Secured Party may grant extensions, releases or reductions to the Guarantors (other than the Mexican Guarantor) without the need of its consent, and that such extensions, releases or reductions shall in no way affect the guarantee contained herein.  Furthermore, until the Guaranteed Obligations have been Paid in Full, the Mexican Guarantor expressly waives, to the extent permitted by applicable law, the benefits established in Articles 2846, 2848 and 2849 of the Federal Civil Code of Mexico (Código Civil Federal) and the corresponding articles in the Civil Codes of the States of Mexico and Mexico City.

(d)          No Limitations.  Except for termination of a Guarantor’s obligations hereunder as expressly provided for in Section 6(f) or, with respect to any Subsidiary that becomes a party hereto pursuant to Section 13 or otherwise, in any supplement to this Guarantee, the obligations of each Guarantor hereunder, to the extent permitted by applicable law, shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise (other than upon Payment in Full).  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not, to the extent permitted by applicable law, be discharged or impaired or otherwise affected by:

(i)          the failure of the Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii)         any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guarantee;

(iii)        the release of, or the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Agent or any other Secured Party for the Guaranteed Obligations;

(iv)        any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(v)         any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations);

(vi)        any illegality, lack of validity or unenforceability of any Guaranteed Obligation;

(vii)       any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, concurso mercantil, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any Guaranteed Obligation (other than upon Payment in Full);

(viii)      the existence of any claim, set-off or other rights that the Guarantor may have at any time against any other Loan Party, the Agent, any other Secured Party or any other person, whether in connection herewith or any unrelated transactions; provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim for an unrelated transaction; and

(ix)        any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Secured Party that might otherwise constitute a defense to, or a legal or equitable discharge of, any Loan Party or any other guarantor or surety.

Each Guarantor expressly authorizes, to the extent permitted by the Credit Agreement and the Security Documents, the Agent, for the benefit of the Secured Parties, to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting, to the extent permitted by applicable law, the obligations of any Guarantor hereunder.  To the fullest extent permitted by applicable law and except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 6(f) hereof, each Guarantor waives (A) any defense based on or arising out of any defense (other than defense of payment or performance, as applicable) of any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability (including any act or omission of any Secured Party) of any other Loan Party, other than upon Payment in Full; (B) any defense arising by reason of any disability or other defense of any Loan Party; (C) any defense based on any claim that the Guarantor’s obligations exceed or are more burdensome than those of any other Loan Party; (D) any right to proceed against any Loan Party, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in the power of any Secured Party whatsoever and any defense based upon the doctrine of marshalling of assets or of election of remedies; (E) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (F) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties.  The Agent and the other Secured Parties may in accordance with the terms of the Credit Agreement and the Security Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made) have been Paid in Full.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Loan Party, as the case may be, or any security.

(e)          Reinstatement.  Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

(f)          Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any Guarantor to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent for distribution to the applicable Secured Party in cash the amount of such unpaid Guaranteed Obligation.  Upon payment by any Guarantor of any sums to the Agent as provided above, all rights of such Guarantor against the Borrower or applicable Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Section 7(c) hereof.

(g)          Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower and each other Guarantor, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

(h)          Maximum Liability.  Each Guarantor, and by its acceptance of this Guarantee, the Agent for itself and on behalf of each Secured Party hereby confirms that it is the intention of all such persons that this Guarantee and the Guaranteed Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the U.S. Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee and the Guaranteed Obligations of each Guarantor hereunder.  To effectuate the foregoing intention, the Agent, for itself and on behalf of each Lender, and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor under this Guarantee at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance.

(i)          Obligations Independent.  The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guarantee whether or not any other Loan Party or any other person is joined as a party.

(j)          Representations and Covenants in the Credit Agreement.  Each Guarantor hereby represents and warrants that the representations and warranties contained in Sections 3.01, 3.02 and 3.03 of the Credit Agreement as applied to such Guarantor are true and correct as of the date hereof.

3.          KEEPWELL.

Each Qualified Eligible Contract Participant Guarantor at the time the guarantee under this Guarantee by any Specified Loan Party (as defined below), or the grant by such Specified Loan Party of a security interest to secure such guarantee, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guarantee and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified Eligible Contract Participant Guarantor’s obligations and undertakings under this Guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of each Qualified Eligible Contract Participant Guarantor under this Section 3 shall remain in full force and effect until the Secured Obligations have been Paid  in Full. Each Qualified Eligible Contract Participant Guarantor intends this Section to constitute, and this Section 3 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.  For purposes hereof, “Specified Loan Party” shall mean any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to this Section 3).

4.          FURTHER ASSURANCES.

Each Guarantor agrees, upon the written request of the Agent, to execute and deliver to the Agent, from time to time, any additional instruments or documents required by applicable law to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

5.          [Reserved].

6.          OTHER TERMS.

(a)          Headings.  The headings in this Guarantee are for convenience of reference only, are not part of this Agreement and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(b)          Severability.  Any provision of this Guarantee which is held to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)          Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given in the manner as set forth in Section 9.01 of the Credit Agreement.

(d)          Successors and Assigns.  Whenever in this Guarantee any Guarantor is referred to, such reference shall be deemed to include the permitted successors and assigns of such party (in accordance with the terms of the Credit Agreement); and all covenants, promises and agreements by any Guarantor that are contained in this Guarantee shall bind and inure to the benefit of its respective permitted successors and assigns.

(e)          No Waiver; Cumulative Remedies; Amendments.  Neither the Agent nor any Secured Party shall by any act (except by a written instrument permitted by this Section 6(e)) be deemed to have waived any right or remedy hereunder.  No failure to exercise, nor any delay in exercising, on the part of the Agent or any Secured Party any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.  Neither this Guarantee nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

(f)          Termination.  This Guarantee and the guarantees made herein shall terminate when all the Guaranteed Obligations have been Paid in Full.

A Guarantor shall automatically be released from its guarantee and its obligations hereunder, without delivery of any instrument or performance of any act by any party, upon (i) the consummation of any transaction permitted by the Credit Agreement or otherwise consented by Agent, as a result of which such Guarantor ceases to be a Subsidiary and (ii) the release of such Guarantor pursuant to Section 9.18 of the Credit Agreement.

In connection with any termination or release pursuant to this Section 6(f), the Agent shall execute and deliver to the Borrower, at the Borrower’s expense, evidence of such release and all documents to evidence such termination or release as reasonably requested by the Borrower in form and substance reasonably satisfactory to the Agent, subject to receipt by the Agent of such certifications of the Borrower or Parent as it may reasonably request regarding compliance of such release with this Section 6(f).  Any execution and delivery of documents pursuant to this Section 6(f) shall be without recourse to or warranty by the Agent.

(g)          Counterparts.  This Guarantee may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Guarantee by facsimile, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Guarantee.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Guarantee shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent.

(h)          Stay of Acceleration.  In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against any Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor immediately upon demand by the Secured Parties.

(i)          Expenses.  The Loan Parties party hereto shall pay all reasonable and documented out-of-pocket expenses incurred by the Agent or any Lender in connection with the enforcement of this Guarantee and the other Loan Documents in connection with the enforcement or protection of its rights under this Guarantee, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Agent and the Lenders (including the reasonable fees, charges and disbursements of counsel for the Agent and the Joint Lead Arrangers, and, if necessary, the reasonable fees, charges and disbursements of one local counsel per jurisdiction and one additional counsel for the affected persons, taken as a whole, to the extent of any actual or perceived conflict of interest).  The agreements in this paragraph shall survive the resignation of the Agent, the replacement of any Lender, the termination of the Guarantee and the repayment, satisfaction or discharge of all the other Guaranteed Obligations.

(j)          Recitals. Each Grantor represents that it will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower.

7.          INDEMNITY, SUBROGATION AND SUBORDINATION.

(a)          Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 7(c)), the Borrower and Parent agree that (i) in the event a payment shall be made by any Guarantor under this Guarantee in respect of any Guaranteed Obligation of the Borrower, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any Guarantor shall be sold pursuant to this Guarantee or any other Security Document to satisfy in whole or in part a Guaranteed Obligation of the Borrower, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

(b)          Contribution and Subrogation.  Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 7(c)) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Guaranteed Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Guaranteed Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 7(a), the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.10(d) of the Credit Agreement, the date of the supplement hereto executed and delivered by such Guarantor).  Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 7(b) shall be subrogated to the rights of such Claiming Guarantor under Section 7(a) to the extent of such payment.

(c)          Subordination.

Notwithstanding any provision of this Guarantee to the contrary, all rights of the Guarantors under Sections 7(a) and 7(b) and all other rights of indemnity, contribution or subrogation of any Guarantor under applicable law or otherwise shall be fully subordinated to the payment in full in cash or immediately available funds of the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made).  If the Secured Parties so request, any such obligation or indebtedness of the Borrower to the Guarantors shall be enforced and performance received by the Guarantors as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guarantee.  No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 7(a) and 7(b) (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the payment in full in cash or immediately available funds of the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities).

8.          SECURITY.

To secure payment of each Guarantor’s obligations under this Guarantee, concurrently with the execution of this Guarantee, certain Guarantors have entered into certain Security Documents or may enter into certain other Security Documents pursuant to which each such Guarantor has granted to the Agent for the benefit of the Lenders and the other Secured Parties, a security interest in the Collateral described therein. Section 3.17(d) of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.

9.          APPLICABLE LAW.

THIS GUARANTEE AND ANY DISPUTES ARISING HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

10.          CONSENT TO JURISDICTION.

(a)          Each party to this Guarantee hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City in the borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee or any other Loan Documents to which it is a party (unless, in the case of any other Loan Document, otherwise expressly provided in such other Loan Document), or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court and hereby irrevocably and unconditionally waives any other jurisdiction that could apply by virtue of its present or future domicile or any other reason.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Guarantee shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guarantee or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Guarantors agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the Loan Parties that any other forum would be inconvenient and inappropriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Guarantor in any other court, it will not assert any cross-claim, counterclaim or setoff, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Guarantor from asserting or seeking the same in the New York Courts.

(b)          Each party to this Guarantee hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee or any other Loan Document in any New York Courts.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)          By the execution and delivery of this Guarantee, each party to this Guarantee (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, with an office at 111 Eighth Avenue, New York, New York 10011 (the “Service Agent”) (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Guarantee that may be instituted in any New York Court, and acknowledges that the Service Agent has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon the Service Agent and written notice of said service to any party to this Guarantee in accordance with the manner provided for notices in Section 6(c) above shall be deemed in every respect effective service of process upon such party to this Guarantee, in any such suit or proceeding.  Each party to this Guarantee further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Service Agent in full force and effect so long as this Guarantee is in effect; provided that each party to the Guarantee, with respect to such party, may and to the extent the Service Agent ceases to be able to be served on the basis contemplated herein shall, by written notice to the Agent, designate such additional or alternative agent for service of process under this paragraph (c) that (i) maintains an office located in the Borough of Manhattan, City of New York, State of New York and (ii) is either (x) counsel for the Borrower or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business.  Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the Borough of Manhattan, City of New York, State of New York. To the extent that any party to the Guarantee has or hereafter may acquire any immunity from jurisdiction of any court of (i) any jurisdiction in which it owns or leases property or assets, (ii) the United States or the State of New York or (iii) the Commonwealth of Puerto Rico or any political subdivision thereof or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Guarantee or any of the other Loan Documents or actions to enforce judgments in respect of any thereof, such party to the Guarantee hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.  Nothing in this Guarantee, any other Loan Document will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

11.          WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE OR ANY OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12.         RIGHT OF SET OFF.

If an Event of Default shall have occurred and be continuing, each Lender, the Agent and each L/C Issuer is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender, the Agent or such L/C Issuer to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guarantee owed to such Lender, the Agent or such L/C Issuer irrespective of whether or not such Lender, the Agent or such L/C Issuer shall have made any demand under this Guarantee and although such obligations may be unmatured.  The rights of each Lender, the Agent and L/C Issuer under this Section 12 are in addition to other rights and remedies (including other rights of set-off) that such Lender, the Agent and such L/C Issuer may have.

13.         ADDITIONAL SUBSIDIARIES.

Upon execution and delivery by the Agent and any Subsidiary that is required to become a party hereto by Section 5.10 of the Credit Agreement (or otherwise elects to become a party hereto) of an instrument substantially in the form of Exhibit I hereto (or such other form as Agent and such Subsidiary may agree), such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.  The execution and delivery of any such instrument shall not require the consent of any other party to this Guarantee. The rights and obligations of each party to this Guarantee shall remain in full force and effect notwithstanding the addition of any new party to this Guarantee.

14.          JUDGMENT CURRENCY.

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of each Guarantor and the Borrower in respect of any such sum due from it to the Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of the Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due in the Judgment Currency, the Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent from the applicable Guarantor or the Borrower in the Agreement Currency, such party to this Guarantee agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or the person to whom such obligation was owing against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent in such currency, the Agent agrees to return the amount of any excess to such party to this Guarantee (or to any other person who may be entitled thereto under applicable law).

15.          MISCELLANEOUS.

No provision of this Guarantee may be waived, amended, supplemented or modified, except by a written instrument executed by the Agent and the Guarantors.  The rights and remedies herein provided are cumulative and not exclusive of any other rights, powers, privileges or remedies provided by law or in equity or under any other instrument, document or agreement now existing or hereafter arising.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be executed and delivered as of the date first above written.

EVERTEC, INC., as Parent and Guarantor

By:	/s/ Joaquin Castrillo
Name: Joaquin Castrillo
Title: Executive Vice President & Chief Financial Officer

EVERTEC GROUP, LLC, as Borrower and Guarantor

By:	/s/ Joaquin Castrillo
Name: Joaquin Castrillo
Title: Executive Vice President & Chief Financial Officer

EVERTEC INTERMEDIATE HOLDINGS, LLC, as Guarantor

By:	/s/ Joaquin Castrillo
Name: Joaquin Castrillo
Title: Executive Vice President & Chief Financial Officer

EVERTEC DOMINICANA, SAS, as Guarantor

By:	/s/ Joaquin Castrillo
Name: Joaquin Castrillo
Title: Executive Vice President & Chief Financial Officer

[Signature Page to EVERTEC Guarantee Agreement]

EVERTEC COSTA RICA, S.A. EVERTEC PANAMÁ, S.A. EVERTEC GUATEMALA, S.A. EVERTEC MÉXICO SERVICIOS DE PROCESAMIENTO, S.A. DE C.V., as each as Guarantor

By:	/s/ Miguel A. Arocho
Name: Miguel A. Arocho
Title: Authorized Representative

[Signature Page to EVERTEC Guarantee Agreement]

Accepted and Agreed to:

TRUIST BANK, as Agent

By:	/s/ Alfonso Brigham
Name: Alfonso Brigham
Title: Director

[Signature Page to EVERTEC Guarantee Agreement]

Exhibit I

to Guarantee

SUPPLEMENT NO. ___ dated as of ____________ (this “Supplement”), to the Guarantee Agreement dated as of December 1, 2022 (the “Guarantee”), by and among Parent (as defined herein), the Borrower (as defined herein), the other Loan Parties identified as such on the signature pages hereof (together with Parent, each, a “Guarantor” and collectively, the “Guarantors”), and TRUIST BANK, as administrative agent and collateral agent (in such capacities, the “Agent”).

A.          Reference is made to the Credit Agreement dated as of December 1, 2022 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among EVERTEC, Inc., a Puerto Rico corporation (“Parent”), EVERTEC Group, LLC, a Puerto Rico limited liability company (the “Borrower”), the Lenders party thereto from time to time, Truist Bank, as administrative agent and collateral agent for the Lenders, Swingline Lender and L/C Issuer.

B.          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee referred to therein, as applicable.

C.          The Guarantors have entered into the Guarantee in order to induce the Lenders to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement.  Section 13 of the Guarantee provides that additional Subsidiaries may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Subsidiary”) will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower and, thus, is executing this Supplement to become a Guarantor under the Guarantee in order to induce the Lenders to make additional Loans and each L/C Issuer to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, in consideration of the premises, covenants and mutual agreements set forth herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Agent and the New Subsidiary agree as follows:

SECTION 1.          In accordance with Section 13 of the Guarantee, the New Subsidiary by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder.  In furtherance of the foregoing, the New Subsidiary does hereby guarantee to the Agent the due and punctual payment of the Guaranteed Obligations as set forth in the Guarantee. Each reference to a “Guarantor” in the Guarantee shall be deemed to include the New Subsidiary.  The Guarantee is hereby incorporated herein by reference.

SECTION 2.          The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

1

SECTION 3.          The New Subsidiary is a company duly incorporated under the laws of [name of relevant jurisdiction].  [The guarantee of the New Subsidiary giving a guarantee other than in respect of its Subsidiary is subject to the limitations that are agreed in respect of the New Subsidiary [insert guarantee limitation wording for relevant jurisdiction]]1.

SECTION 4.          This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.  This Supplement shall become effective when (a) the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Agent has executed a counterpart hereof. Delivery of an executed counterpart of a signature page of this Supplement by facsimile, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Supplement.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Supplement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent.

SECTION 5.          Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

SECTION 6.         THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.          In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.          All communications and notices hereunder shall be in writing and given as provided in Section 6(c) and 10(c) of the Guarantee.

SECTION 9.          The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Agent.

SECTION 10.        The New Subsidiary represents that it will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower.

[1]	Subject to Agreed Security Principles

2

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

Legal Name:

Jurisdiction of Formation:

Location of Chief Executive Office:

[Signature Page to EVERTEC Supplement to Guarantee Agreement]

TRUIST BANK, as Agent
By:
Name:
Title:

[Signature Page to EVERTEC Supplement to Guarantee Agreement]